UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549



                                 FORM 8-K



                              CURRENT REPORT
                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934



      Date of Report (Date of Earliest Event Reported):  August 24, 2004




                              LANDAUER, INC.
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          (Exact Name of Registrant as Specified in its Charter)




                                 Delaware
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              (State or Other Jurisdiction of Incorporation)




             1-9788                               06-1218089
     ------------------------        ------------------------------------
     (Commission File Number)        (I.R.S. Employer Identification No.)




                    2 Science Road, Glenwood, IL  60425
                              (708) 755-7000
            ---------------------------------------------------
            (Address and Telephone Number, Including Area Code,
               of Registrant's Principal Executive Offices)




                              Not Applicable
       -------------------------------------------------------------
       (Former Name or Former Address, if Changed Since Last Report)














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


ITEM 5.02 (d)  ELECTION OF DIRECTOR (OTHER THAN BY A VOTE OF
               SECURITY HOLDERS)

      (a) Landauer, Inc. announced on August 25, 2004 that its Board of Directors had elected Thomas M. White as a Director of the Company at its meeting on August 24, 2004. Mr White was also appointed to serve on the Company's Audit and Compensation Committees.



ITEM 9.  FINANCIAL STATEMENTS AND EXHIBITS

      (c)   Exhibits.

            99.1 Press Release, dated August 25, 2004 "Landauer, Inc. Elects Thomas M. White as Director"





















































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


                                 SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    LANDAUER, INC.


                                    /s/  James M. O'Connell
                                    ------------------------------
                                    James M. O'Connell
                                    Vice President &
                                    Chief Financial Officer
                                    (Principal Financial and
                                    Accounting Officer)



Dated:  August 26, 2004
















































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